COMMON STOCK                                                       COMMON STOCK
  [SEAL]                                                              [SEAL]
  Number                                                              Shares
   UIL
                           UIL HOLDINGS CORPORATION

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                    CUSIP 902748 10 2

               ORGANIZED UNDER THE LAWS OF THE STATE OF CONNECTICUT


This Certifies that







is the owner of



            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                            CERTIFICATE OF STOCK

UIL HOLDINGS CORPORATION, TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
WITNESS THE SEAL OF THE COMPANY AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

 /s/ Robert L. Fiscus                            [SEAL]   /s/ Nathaniel D. Woodsen
     VICE CHAIRMAN OF THE BOARD OF                        CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
     DIRECTORS, CHIEF FINANCIAL OFFICER,
     TREASURER AND SECRETARY


COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
       TRANSFER AGENT AND REGISTRAR

By
           AUTHORIZED SIGNATURE

                           UIL HOLDINGS CORPORATION

     The Company will furnish to any shareholder upon request and without charge a full statement of the designations, terms, limitations and relative rights and preferences of the shares of each class of the Company's stock authorized to be issued and, with respect to each such class authorized to be issued in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --as tenants in common        UNIF GIFT MIN ACT--.........Custodian...........
TEN ENT   --as tenants by the entireties                     (Cust)            (Minor)
JT TEN    --as joint tenants with right                    under Uniform Gifts to Minors
            of survivorshp and not as                      Act..................
            tenants in common                                     (State)

             Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
/                                       /
/                                       /
                                         ---------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                   --------------------------------------------

--------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,
       --------------------

                                  X
                                  --------------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.